UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021 (April 8, 2021)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Unit 602, Block B, 6 Floor,
Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

Item 1.01. Entry into a Material Definitive Agreement.

Stock Purchase. On April 8, 2021, Value Exchange International, Inc., a Nevada corporation, (“VEII”) and GigWorld, Inc., a Delaware corporation, (“GIG”) entered into a Securities Purchase Agreement (“SPA”) whereby GIG purchased 6.5 million “restricted” shares (“Shares”) of VEII Common Stock, $0.00001 par value per share, (“Common Stock”) from VEII for an aggregate purchase price of $650,000 (“”Purchase Price”). The closing of the transaction occurred on April 12, 2021. The Shares were purchased for investment purposes for GIG’s own account. VEII intends to use the net proceeds from the sale of the Shares for general working capital. The SPA is attached to this Current Report on Form 8-K (“Report”) as Exhibit 10.1.

Controlling Shareholder of GIG. The controlling shareholder of GIG is Alset International Limited, a diversified holding company listed on the Catalist of the Singapore Exchange Securities Trading Limited. Alset International Limited owns 99.742% of GIG’s issued and outstanding shares of common stock and its majority stockholder is a wholly-owned subsidiary of Alset EHome International Inc., a NASDAQ quoted company. Mr. Chan Heng Fai, a Singapore entrepreneur focused on financial restructuring and corporate transformations and the Executive Chairman of GIG, owns a majority of the issued and outstanding shares of Alset EHome International Inc. through HFE Holdings Limited, a holding company owned by Mr. Chan. Mr. Chan serves or has served as a director and senior executive officer for several companies, including current service as Chairman of the Board of Directors of Document Security Systems, Inc., an New York Stock Exchange listed company, a non-executive director of Holista CollTech Ltd., an Australian Securities Exchange listed company, and Chairman of the Board and Chief Executive Officer of Alset EHome International Inc.

Business of GIG. GIG is a reporting company under the Securities Exchange Act of 1934, as amended, (“Exchange Act”) and its proposed business is to develop technologies to enable and support the “gig” economy. “Gig economy” refers to the industry of consultants, freelancers and independent contractors (collectively, “gig workers”) making a living by performing short term jobs or projects for companies. The Internet and related technologies enable companies to link gig workers with temporary assignments for companies in a variety of industries. GIG has no revenues or revenue producing operations as of the date of the filing of this Report.

Appointment of GIG Nominee to VEII Board of Directors. As further described in Item 5.03 below, the SPA obligates VEII to appoint one nominee of GIG to the VEII Board of Directors within 10 calendar days after the closing of the SPA.

No Registration Rights; No Lock-Up. The Shares are “restricted securities” under Rule 144 of the Securities Act and may not be sold, transferred, assigned or otherwise disposed without registration under the Securities Act or an exemption from registration. The SPA does not grant registration rights for the Shares and there is no lock-up restriction on the Shares. The Shares are subject to minimum six month hold period under Rule 144. GIG is deemed an “affiliate” of VEII due to owning more than 10% of VEII’s issued shares of Common Stock.

The SPA contains customary representations, warranties and covenants made by the Company. The representations, warranties and covenants contained in the SPA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the SPA, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the SPA is incorporated herein by reference only to provide investors with information regarding the terms of the SPA, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company's periodic reports and other filings with the SEC.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the SPA, and is subject to and qualified in its entirety by reference to the full text of the SPA, which is filed herewith as Exhibit 10.1 to this Report and is incorporated into this Item 1.01 by reference.

This Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 3.02 Unregistered Sale of Equity Securities

The Shares were issued upon reliance on an exemption from registration under Section 4(a)(2) and Rule 506(b) of Regulation D under the Securities Act of 1933, as amended, (“Securities Act”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Under the SPA, VEII will appoint Mr. Lum Kan Fai, the nominee of GIG, as an outside director of VEII on or before April 18, 2021. Mr. Lum currently is the President of Digital Group of Document Security Systems, Inc. (“DSS”), a New York Stock Exchange listed company and the President of DSS Asia, a subsidiary of DSS. Mr. Lum is responsible for profit and loss, long term development of DSS’ digital product division and the Asia Pacific operations of DSS. Mr. Lum was the founder, and since 2009 has served as Chief Executive Officer, of FUNboxx Ltd. Prior to that, Mr. Lum held senior management positions with Vitop Holding, a Hong Kong listed company, York International (Now Johnson Controls), Apple, Inc. and Datacraft Asia. Mr. Lum graduated from the University of Essex (UK) in 1985, with a first class honor degree in Computer and Communication Engineering. Mr. Lum has no family or other relationship with the management members of VEII.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Securities Purchase Agreement, dated April 5, 2021 and signed by all parties as of April 8, 2021, by Value Exchange International, Inc. and GigWorld, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2021

VALUE EXCHANGE INTERNATIONAL, INC.

/s/ Kenneth Tan Seng Wee
By:	Kenneth Tan Seng Wee
Title:	President, Chief Executive Officer and Director

EXHIBIT INDEX

Number	Description
10.1	Securities Purchase Agreement, dated April 5, 2021 and signed by all parties as of April 8, 2021, by Value Exchange International, Inc. and GigWorld, Inc.